Net Loss Per Share	12 Months Ended
Aug. 31, 2013
Notes to Financial Statements
Note 6 - Net Loss Per Share

During the years ended August 31, 2013 and 2012, the Company recorded a net loss. Basic net loss per share is computed by dividing the net loss by the weighted average number of common shares outstanding during the period. The Company has not included the effects of warrants, stock options and convertible debt on net loss per share for the past two fiscal years because to do so would be antidilutive.

Following is the computation of basic and diluted net loss per share for the years ended August 31, 2013 and 2012:

	Year Ended
	August 31,
	2013	2012
Basic and Diluted EPS Computation
Numerator:
Loss available to common stockholders'	$(4,272,532)	$(2,433,431)
Denominator:
Weighted average number of common shares outstanding	22,686,892	20,638,360
Basic and diluted EPS	$(0.19)	$(0.12)